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                                                                  EXHIBIT 10.122


           FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY
                                    AGREEMENT

     THIS FIRST AMENDMENT, dated as of September 23, 1999 ("Amendment"), to that certain Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1999, by and between National Financial Auto Funding Trust (the "Borrower" or "NFAFT"), National Auto Finance Company, Inc. ("NAFI") and First Union National Bank ("FUNB" or the "Lender") (as amended from time to time, the "Revolving Credit Agreement" or the "Agreement").

                               W I T N E S S E T H:

     WHEREAS, the parties have previously entered into the Revolving Credit Agreement pursuant to which FUNB agreed to make a revolving loan (the "Loan") to the Borrower, secured by certain residual cash flows from the Original Underlying Trusts (as defined in the Revolving Credit Agreement) and other Collateral (as defined in the Revolving Credit Agreement) in the initial maximum principal amount of eight million dollars ($8,000,000.00);

     WHEREAS, pursuant to the Revolving Credit Agreement, the Borrower has acquired all of the beneficial interest in the newly-formed National Auto Finance 1999-1 Trust, (the "1999-1 Trust") and as a result of such acquisition obtained new Collateral (as defined in the Revolving Credit Agreement);

     WHEREAS, the Lender and the Borrower now wish to amend the Revolving Credit Agreement to more clearly reflect the inclusion of this newly-acquired Collateral;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Amendment terms used in this Amendment shall have the meanings assigned to them in the Revolving Credit Agreement.

     SECTION 2. Amendments to Agreement. Effective upon the execution and delivery of this Amendment, the Agreement shall be amended as follows:

     a. Section 1.1 is hereby amended to add the following definitions:

        "1999-1 INSURANCE AND INDEMNITY AGREEMENT" means the Insurance and Indemnity Agreement, dated as of September 1, 1999, among FSA, National Auto Finance 1999-1 Trust, the Borrower and NAFI, and as the same may be amended from time to time.

        "1999-1 INDENTURE" means the Indenture, dated September 1, 1999, between National Auto Finance 1999-1 Trust, as issuer, and Harris, as indenture trustee, and as the same may be amended from time to time.



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     "1999-1 SALE AND SERVICING AGREEMENT" means the Sale and Servicing
Agreement, dated as of September 1, 1999, among National Auto Finance 1999-1 Trust, as issuer, the Borrower, as seller, NAFI, as servicer, and Harris, as trust collateral agent and back-up servicer, and as the same may be amended from time to time.

     "1999-1 TRANSACTION" means the transactions contemplated and put into effect by the Underlying Transaction Documents related to the 1999-1 Sale and Servicing Agreement and the 1999-1 Insurance and Indemnity Agreement.

     b. Section 1.1 is hereby amended to amend the following definitions:

        "CONTRACT" with respect to the 1995-1 Transaction and the 1996-1 Transaction, has the respective meanings set forth in the Underlying Transaction Documents therefor as of the date the related Underlying Transaction, respectively, closed; and, with respect to the 1997-1 Transaction, the 1998-1 Transaction and the 1999-1 Transaction, has the meaning set forth in the definition of "Receivable" set forth in the Underlying Transaction Documents therefor as of the date the related Underlying Transaction, respectively, closed.

        "CONTRACT BALANCE" means, with respect to the 1995-1 Transaction and the 1996-1 Transaction, the "Outstanding Principal Balance" as defined therein as of the date the related Underlying Transaction, respectively, closed; and, with respect to the 1997-1 Transaction, the 1998-1 Transaction and the 1999-1 Transaction, the "Principal Balance", as defined therein as of the date the related Underlying Transaction, respectively, closed, of any Contract.

        "CUSTODIAN AGREEMENT" shall mean each of the Custodian Agreement, dated as of October 15, 1998, among the Custodian, Harris, in its capacity as Underlying Trustee, and NAFI, as administrator, and the Custodial Agreement, dated September 1, 1999, between NAFI and Harris and as the each of the foregoing same may be amended, modified or succeeded from time to time.

        "INSURANCE POLICY" means with respect to any Contract, an insurance policy covering physical damage to the related Vehicle or the collectibility of the payments under the Contract; but shall not include any policy issued by FSA under any of the 1995-1 Insurance and Indemnity Agreement, the 1996-1 Insurance and Indemnity Agreement, 1997-1 Insurance and Indemnity Agreement, the 1998-1 Insurance and Indemnity Agreement or the 1999-1 Insurance and Indemnity Agreement.

        "INSURANCE TERMINATION DATE" means, in the singular, the termination date (with such amendments as have been consented to by the Lender) of the 1995-1 Insurance and Indemnity Agreement, the 1996-1 Insurance and Indemnity Agreement, the 1997-1 Insurance and Indemnity Agreement , the 1998-1 Insurance and Indemnity Agreement or the 1999-1 Insurance and Indemnity Agreement, in each case as such agreement terminates in accordance with its terms pursuant to
Section 4.01 of such agreement, and in the plural, all of such termination dates but such Insurance Termination Dates shall be determined without regard to the existence of any other transactions involving FSA and any member of the NAFI Group (other than the Borrower).

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        "IRREVOCABLE INSTRUCTION LETTER" means, in the singular, any one of, and in the plural, each of the Irrevocable Instruction Letters, executed by NAFI, the Borrower, the Co-trustees of the Borrower, the Underlying Trustees and other parties thereto as named therein, in the form attached as Exhibit G hereto.

        "ORIGINAL UNDERLYING TRANSACTION DOCUMENTS" means the agreements, contracts, documents, amendments, consents, instruments, certificates and other papers executed in connection with the Original Underlying Transactions including, but not limited to, the 1995-1 Insurance and Indemnity Agreement, the 1996-1 Insurance and Indemnity Agreement, the 1997-1 Insurance and Indemnity Agreement, the 1998-1 Insurance and Indemnity Agreement, the 1999-1 Insurance and Indemnity Agreement, the 1995-1 Pooling and Servicing Agreement, the 1996-1 Pooling and Servicing Agreement, the 1998-1 Sale and Servicing Agreement, the 1999-1 Sale and Servicing Agreement, the 1999-1 Sale and Servicing Agreement, the 1997-1 Indenture, the 1998-1 Indenture and the 1999-1 Indenture, and as any of the foregoing may have been or may hereafter be amended.

        "PLEDGED CERTIFICATES" means, in the singular, any one of, and in the plural, each of the certificates evidencing beneficial ownership interests in either the National Auto Finance 1997-1 Trust, the National Auto Finance 1998-1 Trust or the National Auto Finance 1999-1 Trust.

        "PRINCIPAL BALANCE" means with respect to any date of determination the sum of the following principal balances as of the last day of the Due Period immediately preceding such date of determination: (1) the "Pool Outstanding Principal Balance" of each of the 1995-1 Transaction and the 1996-1 Transaction, each as defined in its related Underlying Transaction as of the closing date related thereto and (2) the "Principal Balance" of each of the 1997-1 Transaction, the 1998-1 Transaction and 1999-1 Transaction, each as also defined in its related Underlying Transaction as of the closing date related thereto.

        "TRANSACTION DOCUMENT", when used in the singular, and "TRANSACTION DOCUMENTS" when used in the plural, means any and all of this Agreement, as amended from time to time, the Note, the Irrevocable Instruction Letters, any and all other agreements, amendments, consents, documents and instruments executed and delivered by or on behalf of Borrower, NAFI, Lender, or any of their respective authorized designees evidencing or otherwise relating to the Loan and the Liens granted to Lender with respect to the Loan, as the same may from time to time be amended, modified, supplemented or renewed.

        "UNDERLYING DETERMINATION DATE" means the close of business of the last day of the Due Period, or if such day is not a Business Day, the immediately preceding Business Day.

        "UNDERLYING TRANSACTION" means, in the singular, any one of, and, in the plural, all of the Original Underlying Transactions, the 1999-1 Transaction and any other transaction subject to the Lien of Section 10.1.

        "UNDERLYING TRANSACTION DOCUMENTS" means the agreements, contracts, documents, amendments, consents, instruments, certificates and other papers executed in connection with the Underlying Transactions, as the same may have been or may hereafter be amended, including, without

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limitation, with respect to the Original Underlying Transaction Documents and the 1999-1 Underlying Transaction.

        "UNDERLYING TRUST" means, in the singular, any of National Auto Finance 1995-1 Trust, National Auto Finance 1996-1 Trust, National Auto Finance 1997-1 Trust, National Auto Finance 1998-1 Trust or National Auto Finance 1999-1 Trust; and, in the plural, all of such trusts.

        "UNDERLYING TRUSTEE" means, in the singular, either Chase or Harris, and in the plural, both of them or any other person, including, without limitation, any permitted successor and assign, acting in a similar capacity, in their capacities as trustees, trust collateral agents or collateral agents in the Underlying Transactions and any other trustee designated with respect to an Underlying Transaction.

     c. Section 10.1 (1) is hereby amended to read:

(1) the Trust Property of the 1995-1 Transaction and the 1996-1 Transaction (as defined in the 1995-1 Pooling and Servicing Agreement and the 1996-1 Pooling and Servicing Agreement, respectively) and Trust Estates of the 1997-1 Transaction, 1998-1 Transaction and the 1999-1 Transaction (as defined in the 1997-1 Sale and Servicing Agreement, the 1998-1 Sale and Servicing Agreement and the 1999-1 Sale and Servicing Agreement, respectively, subject, in each case, to the prior claims of (i) in the case of the Trust Property of the 1995-1 Transaction, the parties referenced in subsections (i) through (x) of Section 4.01 of the 1995-1 Pooling and Servicing Agreement; (ii) in the case of the Trust Property of the 1996-1 Transaction, the parties referenced in subsections (i) through (x) of
     Section 4.01 of the 1996-1 Pooling and Servicing Agreement; (iii) in the case of the Trust Estate of the 1997-1 Transaction, the parties referenced in subsections (b)(i) through (x) of Section 5.7 of the 1997-1 Sale and Servicing Agreement; (iv) in the case of the Trust Estate of the 1998-1 Transaction, the parties referenced in subsections (b)(i) through (x) of
     Section 5.7 of the 1998-1 Sale and Servicing Agreement; and (v) in the case of the 1999-1 Transaction, the parties referenced in subsections (a)(i) through (xii) of Section 5.7 of the 1999-1 Sale and Servicing Agreement; and, further subject to the claims of any parties entitled, under the terms of the aforementioned Underlying Transaction Documents, to amounts deposited to the Collection Account (as such term is defined in each of the aforementioned Underlying Transaction Documents) that do not constitute Available Amounts (as such term is defined in each of the Underlying Transaction Documents relating to the Original Underlying Transactions as of April 7, 1999 which definition is set forth in Exhibit F hereto, and, with respect to any other Underlying Transaction Documents as in effect on the date hereof, but with any such changes thereto as shall have been consented to by FUNB); and, further subject to the claims of any parties entitled, under the terms of the aforementioned Underlying Transaction Documents, to amounts deposited to the Collection Account (as such term is defined in each of the aforementioned Underlying Transaction Documents) that do not constitute Available Amounts (as such term is defined in each of the Underlying Transaction Documents as in effect on the related closing date, which definition, with respect to each of the Original Underlying Transactions, is set forth in Exhibit F hereto, but with any such changes thereto as shall have been consented to by FUNB).

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     d. Section 7.7 is hereby amended to read:

7.7 OTHER AGREEMENTS. Borrower is not a party to any material agreements other than this Agreement, the other Transaction Documents and:

        (1) the Note;

        (2) the Irrevocable Instruction Letter;

        (3) the Intercreditor Agreement

        (4) the 1995-1 Pooling and Servicing Agreement;

        (5) the Assignment Agreement; dated as of October 1, 1995, between Bankers Trust Company, not in its individual capacity but solely as trustee for the National Financial Auto Receivables Master Trust, and the Borrower;

        (6) the Transfer Agreement, dated as of October 1, 1995, between the Borrower and Harris;

        (7) the 1995-1 Insurance and Indemnity Agreement as amended as of March 31, 1998;

        (8) the Indemnification Agreement dated as of November 21, 1995, among FSA, the Borrower and First Union Capital Markets Corp.;

        (9) the First Amended and Restated Master Spread Account Agreement, dated as of March 31, 1998 among the Borrower, FSA and Harris (as Trustee and Collateral Agent), and the Series 1996-1, 1997-1 and 1998-1 Supplements thereto;

        (10) the Placement Agent Agreement, dated as of November 21, 1995, between First Union Capital Markets Corp. and the Borrower;

        (11) the 1996-1 Pooling and Servicing Agreement as amended as of March 31, 1998;

        (12) the Purchase and Contribution Agreement, dated as of October 21, 1996, between NAFI and the Borrower;

        (13) the Sale Agreement, dated as of October 21, 1996, between the Borrower and National Financial Auto Funding Trust II;

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        (14) the Transfer Agreement, dated as of November 13, 1996, between the
             Borrower and Harris;

        (15) the 1996-1 Insurance and Indemnity Agreement;

        (16) the Indemnification Agreement, dated as of November 13, 1996, among FSA, the Borrower and First Union Capital Markets Corp.;

        (17) the Underwriting Agreement, dated as of November 13, 1996, between First Union Capital Markets Corp. and the Borrower;

        (18) the 1997-1 Sale and Servicing Agreement;

        (19) the Purchase and Contribution Agreement, dated as of July 29, 1997, between NAFI and the Borrower;

        (20) the Sale Agreement, dated as of June 29,1997, between National Financial Auto Funding Trust II and the Borrower;

        (21) the Indemnification Agreement, dated as of July 23, 1997, among FSA, the Borrower and First Union Capital Markets Corp.;

        (22) the 1997-1 Insurance and Indemnity Agreement as amended as of March 31, 1998;

        (23) the Trust Agreement, dated as of July 21, 1997, between the Borrower, as Depositor, and Wilmington, as Owner Trustee;

        (24) the 1998-1 Sale and Servicing Agreement;

        (25) the Trust Agreement, dated as of December 15, 1997, between the Borrower and Wilmington;

        (26) the Purchase and Contribution Agreement, dated as of December 15, 1997, between NAFI. and the Borrower;

        (27) the Sale Agreement, dated as of December 15, 1997, between National Financial Auto Funding Trust II and the Borrower;

        (28) the 1998-1 Insurance and Indemnity Agreement as amended as of March 31, 1998;

        (29) the Indemnification Agreement, dated as of January 20, 1998, among FSA, the Borrower and First Union Capital Markets Corp.;

        (30) the 1999-1 Sale and Servicing Agreement;

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        (31) the Amended and Restated Trust Agreement, dated as of September 1,
             1999, between NFAFT and Wilmington;

        (32) the 1999-1 Insurance and Indemnity Agreement;

        (33) the Indemnification Agreement, dated as of September 1, 1999, among FSA and the Borrower;

        (34) the Sale Agreement, dated as of August 1, 1999, between NFAFT and NFAFT II;

        (35) Series 1999-1 Supplement to the First Amended and Restated to Master Spread Account Agreement, dated as of March 31, 1998 among NFAFT, FSA and Harris; and

        (36) Supplement to Backup Servicing Agreement, dated as of 8/1/99 among NFAFT, NAFI and Harris.

        (37) the 1999-1 Indenture.

     e. Section 7.17 is hereby amended to read:

     7.17 DELIVERY OF PHYSICAL CERTIFICATES. The Borrower has caused Wilmington Trust Company, as Underlying Trustee of the 1997-1 Transaction, 1998-1 Transaction and the 1999-1 Transaction, to Deliver each of the Pledged Certificates to the Lender.

     e. Section 7.18 is hereby amended to read:

        7.18 OWNERSHIP. The Borrower is 100% owned by NAFI, and each of the 1997-1 Trust, 1998-1 Trust and the 1999-1 Trust are 100% owned by the Borrower, and (a) each Underlying Trustee has so registered the Borrower as the sole owner of the Underlying Trust related to it upon such Underlying Trustee's books and records and (b) the owner trustee of the Borrower has registered NAFI as the sole owner of the Borrower on such owner trustee's books and records.

     SECTION 3. Conditions Precedent. The Borrower represents and warrants that all conditions precedent to the effectiveness of this Amendment have been met. In addition, it shall be a condition precedent to the effectiveness of this Amendment that the Borrower shall have delivered to the Lender an opinion of (a) Morrison & Foerster LLP to the effect that this Amendment is duly authorized, executed and delivered by the Borrower and is legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, (b) of Morrison & Foerster LLP, with respect to the true sale of the underlying 1999-1 trust property collateral from the Borrower to the 1999-1 Trust, (c) of Morrison & Foerster LLP, with respect to the security interest of FUNB in the Collateral, (d) of Rogers, Towers, Bailey, Jones & Gay with respect to the perfection and priority of First Union's security interest in the First-Priority Collateral

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and (e) of Morrison & Foerster LLP, with respect to the nonconsolidation of the
Borrower and the 1999-1 Trust in the event that NAFI should become a debtor under the Code.

     SECTION 4. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Revolving Credit Agreement shall remain in full force and effect.

     SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 8. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                       NATIONAL FINANCIAL AUTO FUNDING TRUST,
                                       as Borrower

                                       By: CHASE MANHATTAN BANK DELAWARE
                                           not in its individual capacity but
                                           solely as Owner Trustee for National
                                           Financial Auto Funding Trust

                                       By: /s/ JOHN J. CASHIN
                                          --------------------------------------

                                       Printed Name: John J. Cashin
                                                    ----------------------------

                                       Title: Vice President
                                             -----------------------------------

                                       FIRST UNION NATIONAL BANK,
                                       as Lender

                                       By: /s/ AUTHORIZED SIGNATURE
                                          --------------------------------------

                                       Printed Name:
                                                    ----------------------------

                                       Title:
                                             -----------------------------------

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